UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2022 (October 15, 2022)

ENZO BIOCHEM, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	001-09974	13-2866202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

81 Executive Blvd. Suite 3 Farmingdale, NY	11735
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (212) 583-0100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ENZ	The New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2022, Enzo Biochem, Inc. (the “Company”) received written notice from David Bench that he was tendering his resignation as Chief Financial Officer, Senior Vice President, Treasurer and Corporate Secretary of the Company, effective November 14, 2022. His decision to resign was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices (financial or otherwise). The Company has accepted Mr. Bench’s resignation, effective as of November 14, 2022.

On October 19, 2022, the Company’s board of directors appointed Patricia Eckert, CPA as the interim Chief Financial Officer of the Company, effective following the resignation of David Bench on November 15, 2022.

Prior to her nearly five years in various finance roles with Enzo, Ms. Eckert served as Accounting Director at Pall Corporation, where she advanced through multiple accounting and finance roles, ultimately managing a broad team and directly leading all aspects of implementation of the ASC 606 Revenue Recognition standard, overseeing matters relating to SOX compliance and driving multiple operational and finance cost savings initiatives. Prior to her tenure at Pall Corporation, Ms. Eckert served as senior Accountant at a midsize accounting firm based in New York. Ms. Eckert graduated cum laude with a BBA in Accounting and an MBA in Finance, both from Hofstra University in Hempstead, NY.

Ms. Eckert has no family relationships with any of the Company’s directors or executive officers, and is not a party to, and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the resignation of David Bench and the interim appointment of Ms. Eckert is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Name
99.1	Press Release of Enzo Biochem, Inc., dated October 20, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enzo Biochem, Inc.

Date: October 20, 2022	By:	/s/ Hamid Erfanian
	Name:	Hamid Erfanian
	Title:	Chief Executive Officer